SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                August 14, 2002


                                 PARTNERRE LTD.
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             (Exact name of registrant as specified in its charter)



     Bermuda                       0-2253                      Not Applicable
   -----------                   ----------                  ----------------
 (State or other              (Commission File                  (IRS Employer
 jurisdiction of                  Number)                    Identification No.)
 incorporation)


      Chesney House, 96 Pitts Bay Road, Pembroke, Bermuda         HM 08
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           (Address of principal executive offices)             (Zip Code)

                                 (441) 292-0888
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              (Registrant's telephone number, including area code)



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Item 9. Regulation FD Disclosure

     On August 14, 2002, PartnerRe Ltd. (the "Company") filed its Form 10-Q for the quarter ended June 30, 2002, which was accompanied by certifications from the Chief Executive Officer, Patrick A. Thiele, and from the Chief Financial Officer, Albert A. Benchimol, of the Company pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (chapter 63, title 18 u.s.c.ss.1350(a) and (b)). A copy of the certifications are included as exhibit 99.1 to this filing.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2002                 PARTNERRE LTD.
                                      (Registrant)


                                      By: /s/ Albert Benchimol
                                          -----------------------------------
                                          Name:  Albert Benchimol
                                          Title: Executive Vice President
                                                 and Chief Financial Officer